Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IGI Laboratories, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joyce Erony, Acting Chief Financial Officer of the Company, state and certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2011

/s/ Joyce Erony
Joyce Erony Acting Chief Financial Officer*

*

Although the registrant appointed a new Chief Financial Officer effective July 21, 2011, the registrant’s Acting Chief Financial Officer is performing the function of the principal financial and accounting officer on the filing date of this report.